                          UNITED STATES
               SECURITIES AND EXCHANGE COMMISSION

                     Washington, D.C. 20549

                          F O R M  8-K

                         CURRENT REPORT



             Pursuant to Section 13 or 15(d) of
             the Securities Exchange Act of 1934


Date of Report (Date of earliest event reported) January 23, 1997


                BANKERS TRUST NEW YORK CORPORATION
      (Exact name of registrant as specified in its charter)



                             NEW YORK
           (State or other jurisdiction of incorporation)



         1-5920                         13-6180473
 (Commission file number)      (IRS employer identification no.)



    130 LIBERTY STREET, NEW YORK, NEW YORK            10006
   (Address of principal executive offices)         (Zip code)



Registrant's telephone number, including area code (212) 250-2500

Item 5. Other Events

     The purpose of this Current Report on Form 8-K is to file a Press Release to file certain financial information to be incorporated into currently effective registration statements filed by the Registrant with the Securities and Exchange Commission under the Securities Act of 1933, as amended. Such financial information contained in the Registrant's Press Release dated January 23, 1997, is described below and is incorporated herein by reference.

  1. Review of certain financial information.

  2. The unaudited consolidated financial position of Bankers Trust New York Corporation and its subsidiaries at December 31, 1996, and September 30, 1996 and the audited consolidated financial position at December 31, 1995 and its unaudited consolidated results of operations for the three-month and twelve-month periods ended December 31, 1996 and the three-month periods ended September 30, 1996, and December 31, 1995 and the audited consolidated results of operations for the twelve-month period ended December 31, 1995.

     In the opinion of the Registrant's management, all material adjustments necessary for a fair presentation of the Corporation's consolidated financial position at December 31, 1996, September 30, 1996, and December 31, 1995 and its consolidated results of operations for the three-month and twelve-month periods ended December 31, 1996 and 1995 and the three-month period ended September 30, 1996 have been made. All such adjustments were of a normal recurring nature.


Item 7.  Financial Statements and Exhibits

     (c)  Exhibits

          (99.1) Earnings Press Release of the Registrant dated January 23, 1997

                           SIGNATURES




          Pursuant to the requirements of the Securities Exchange
Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.



                         BANKERS TRUST NEW YORK CORPORATION



                         By   /s/ GEOFFREY M. FLETCHER
                                  GEOFFREY M. FLETCHER
                                  Senior Vice President and
                                  Principal Accounting Officer




January 23, 1997

               BANKERS TRUST NEW YORK CORPORATION

                 FORM 8-K DATED JANUARY 23, 1997

                          EXHIBIT INDEX



Exhibit
Number                 Description of Exhibit

 (99.1)             Earnings Press Release of the
                    Registrant dated January 23, 1997.